UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 2, 2020

URBAN OUTFITTERS, INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	000-22754	23-2003332
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5000 South Broad St., Philadelphia, PA	19112-1495
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 454-5500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $.0001 per share	URBN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 2, 2020, Urban Outfitters, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders (i) elected each of the Company’s nine nominees for director to serve a term expiring at the Annual Meeting of Shareholders in 2021, (ii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2021 and (iii) approved, in an advisory, non-binding vote, the compensation of the Company’s named executive officers. The results of the voting on the proposals presented at the Annual Meeting were as follows:

1. Proposal No. 1: Election of Directors.

Nominee	For	Against	Abstain	Broker Non-Vote
Edward N. Antoian	88,892,632	135,951	189,476	3,296,491
Sukhinder Singh Cassidy	88,649,929	378,872	189,258	3,296,491
Harry S. Cherken, Jr.	62,707,181	26,321,595	189,283	3,296,491
Scott Galloway	88,887,282	143,103	187,674	3,296,491
Margaret A. Hayne	87,276,021	1,756,037	186,001	3,296,491
Richard A. Hayne	88,414,036	617,290	186,733	3,296,491
Elizabeth Ann Lambert	88,780,698	251,335	186,026	3,296,491
Wesley McDonald	88,881,354	149,167	187,538	3,296,491
Todd R. Morgenfeld	88,890,522	148,829	178,708	3,296,491

2. Proposal No. 2: Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for Fiscal Year 2021.

For	Against	Abstain	Broker Non-Vote
91,914,069	401,563	198,918	0

3. Proposal No. 3: Advisory, non-binding vote to approve executive compensation.

For	Against	Abstain	Broker Non-Vote
88,123,469	870,889	223,701	3,296,491

Item 8.01.	Other Events.

Board Committees

Following the Annual Meeting, the Company’s Board of Directors (the “Board”) reconstituted the membership of its Audit Committee, decreasing membership from four to three and electing Mr. McDonald as Chair to replace the vacancy created as a result of a Board member not standing for reelection. The following table reflects the new Board positions:

	Edward N. Antoian	Sukhinder Singh Cassidy	Harry S. Cherken, Jr.	Scott Galloway	Margaret A. Hayne	Richard A. Hayne	Elizabeth Ann Lambert	Wesley McDonald	Todd R. Morgenfeld
Chairman of the Board						X
Lead Independent Director	X
Committee Memberships
Audit	X							Chair	X
Compensation and Leadership Development							X	X	Chair
Nominating and Governance		Chair	X				X

Board Approval of Changes to Director Compensation

Following the Annual Meeting, in light of the unprecedented impact of the Coronavirus (COVID-19) pandemic, the Board decided to forego cash compensation payable to non-Employee Directors from the 2020 Annual Meeting of Shareholders through the 2021 Annual Meeting of Shareholders. Separately, based on the advice of the Company’s compensation consultant, the Board elected to compensate its non-Employee Directors with restricted stock units (“RSUs”) in place of options. Accordingly, on June 2, 2020, the Board granted to each non-Employee Director a number of RSUs equivalent to $150,000, divided by the closing price of the Company’s common shares on June 2, 2020, rounded to the nearest 100 shares, for service to the Company during fiscal year 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URBAN OUTFITTERS, INC.

Date: June 5, 2020	By:	/s/ Francis J. Conforti
Francis J. Conforti
Chief Financial Officer